EXHIBIT 10.1



                       FIRST COMMERCIAL BANK OF HUNTSVILLE

                                 LOAN AGREEMENT

                                                                  Date: 6/30/04
                                                                       ---------

     In consideration of the sum of ten dollars in hand paid to each of the undersigned, Digital Fusion, Inc., Roy E. Crippen, III, Gary S. Ryan (Crippen and Ryan cumulatively "Guarantor") (hereinafter cumulatively referred to as "Obligor", whether one or more) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Obligor, and in order to induce First Commercial Bank of Huntsville (hereinafter referred to as "Bank") to extend to Digital Fusion, Inc. (hereinafter referred to as the "Borrower") from time to time such extensions of credit, advances and forbearances as the Bank in its sole discretion may deem prudent and wise (all such indebtedness, obligations and liabilities of the Borrower to Bank of every kind, character and description and whatsoever, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, contracted or arising, joint or several, liquidated or un-liquidated, regardless of how they arise or by what agreement or instrument they may be evidenced or whether they are evidenced by any agreement or instrument, and whether incurred as maker, drawer, endorser, surety, guarantor or otherwise, including without limitation obligations of the Borrower purchased by the Bank, and obligations incurred in connection with the issuance of a letter of credit, and any and all extensions and renewals of all or any part of the same are herein collectively referred to as the "Liabilities"), the Obligor, the Borrower and the Bank agree as follows:

     DEFINITIONS
     -----------

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:
"Accounts" shall have that meaning defined in the Alabama Uniform Commercial
Code.
"Collateral" shall mean any property or assets of Borrower or Obligor or other security pledged or granted to Bank as security for the Liabilities.
"Debt" shall mean all of Obligor's total liabilities less Subordinated Debt. "Loan Documents" shall mean any note, loan agreement (other than this Agreement) or other instrument, document or paper evidencing, securing, guaranteeing, or executed in connection with all or any part of the Liabilities,.
"Subordinated Debt" shall mean indebtedness of the Obligor described in and unconditionally subordinated to the Bank in any subordination agreement executed by a subordinate creditor and delivered to the Bank.
"Tangible Net Worth" shall mean Obligor's net worth plus Subordinated Debt less
(i) any and all loans and other advances to affiliates, subsidiaries, owners, parent, employees, officers, stockholders, directors or other related entities of Obligor; (ii) notes, notes receivable, accounts, accounts receivable, inter-company receivables, and other amounts owing from affiliates, subsidiaries, owners, parent, employees, officers, stockholders, directors or other related entities of Obligor; and (iii) any and all intangibles of Obligor. Accounting terms used in. this Agreement. such as "accounts receivable," "current maturities of long term debt," "inventory," "net income," "net worth" and "total liabilities" shall have the meanings normally given them by, and shall be calculated, both as to amounts and classification of items, in accordance with, generally accepted accounting principles in the United States. Singular terms shall include the plural as well as the singular and vice versa.

REPRESENTATIONS AND WARRANTIES
------------------------------

     Obligor represents and warrants to bank, at all times while any Liabilities remain unsatisfied, as follows: (1) if Obligor is a corporation, partnership or limited liability company, Obligor is duly organized. validly existing, and in good standing under the laws of the jurisdiction in which Obligor was organized. and Obligor is duly qualified and in good standing (and will remain so qualified and in good standing) in every state in which it is or shall be doing business or in which the failure so to qualify and remain in good standing would or could have an adverse effect on its business or properties or Bank; (2) There are no actions, suits or proceedings pending or, to Obligor's best knowledge, threatened against or affecting Obligor or the Collateral that involve any of the transactions contemplated in this Agreement or the possibility of any judgment or liability that may result in a material adverse change in Obligor's operations or condition or the Collateral; (3) Obligor is not a party to any instrument, or subject to any restriction, that materially and adversely affects Obligor's operations or condition, and Obligor is not in default in any of the obligations contained in any instrument to which Obligor is a party that could have a material adverse effect upon Obligor's operations or condition; and (4) Obligor has full right, power and authority to enter into the Loan Documents to which it or (s)he is a party and to consummate the transactions contemplated thereby and has taken all necessary action to authorize the execution, delivery and performance of such Loan Documents and the documents contemplated to be executed and delivered thereby.

COVENANTS
---------

     Obligor and Borrower covenant and agree with Bank, at all times while any Liabilities remain unsatisfied, as follows:

     I. Obligor shall submit or cause to be submitted to Bank such financial and other information which Bank shall reasonably request regarding Borrower, the Collateral and Obligor when and as requested by Bank, including without limitation; (i) Obligor's and Borrower's monthly financial statements within forty-five (45) days after the close of each calendar month in each fiscal year including a balance sheet as of the close of such period and a fiscal year to date income statement in accordance with generally accepted accounting principles and attested to by an authorized officer of Obligor or Borrower, as the case may be; (ii) Obligor's and Borrower's audited fiscal year-end financial statements within one hundred twenty (120) days after the close of each fiscal year, including a balance sheet as of the close of such period, an income statement, and a reconciliation of stockholders' equity prepared by a certified public accountant acceptable to Bank in accordance with generally accepted accounting principles; (iii) annual personal financial statements of any guarantor of the Liabilities (as of December 31 of each year) within ninety (90) days of the close of each calendar year; and (iv) a borrowing base compliance certificate per the attached exhibit "A" along with an aging of accounts receivables within 15 days of month end (v) any other financial information as Bank may request from time to time, including but not limited to that information as may be required for Bank to determine Obligor's or Borrower's compliance with the terms of this Agreement.

          2. Obligor shall (i) maintain insurance (written by insurance companies reasonably acceptable to Bank) in form, amount and substance reasonably acceptable to Bank, including, without limitation, worker's compensation, general liability insurance, property "all risk" insurance upon Obligor's property (in an amount at least equal to its full insurable value) and insurance on all facets of its businesses and all the Collateral; (ii) furnish to Bank, upon request, a statement of the insurance coverage.
          3. Obligor does and shall comply with all laws, ordinances, rules and regulations of any governmental authority or entity governing or affecting Obligor, any of its property, the Collateral or any part thereof, and shall immediately notify Bank of any and all alleged or asserted violations of any such laws, ordinances or regulations.
          4. Obligor shall not sell, transfer, lease, pledge, abandon, grant any lien on or security interest in, or otherwise encumber or dispose of any of its accounts receivable, including without limitation the Collateral or any interest therein, and Obligor shall not permit or suffer to exist any lien, security interest or other encumbrance on any of its accounts receivable.
          5. Guarantors shall not guarantee, endorse, or assume, either directly or indirectly, any indebtedness greater than $200,000 in aggregate of any other corporation, person, or entity without prior written consent of the bank.

          6. Obligor will not incur, create, assume or permit to exist any debt of Obligor other than (a) existing debt reflected in the most recent balance sheet of Obligor delivered to Bank on or prior to the date hereof,
     (b) debt to the Bank, (c) trade payables and other current liabilities incurred or accrued by the Obligor in the ordinary course of business, (d) the extension or receipt of normal trade terms with respect to customers and suppliers, (e) any specific debt in connection with a special transaction for which advance approval is sought and obtained from the Bank, (f) unsecured debt to the owners of the Obligor that is payable on terms as favorable to the Obligor as those that would be available to the Obligor in arms-length commercial transactions with commercial bank lenders, (g) leases of equipment and real estate incurred in the ordinary course of the Obligor's business, and (h) debt incurred solely for the purchase of fixed assets acquired or held by Obligor in the ordinary course of business.
          7. Obligor shall permit Bank or any persons duly designated by Bank to call at the places of business of Obligor at any reasonable time and without hindrance or delay to visit, inspect, audit and check any of Obligor's properties, books, records, journals, orders, receipts and any correspondence or other data relating to Obligor's business or any other transactions between or among the parties hereto, and to make copies thereof and take extracts tberefrom, and to discuss Obligor's financial affairs with Obligor's financial officers and accountants.
          8. Obligor shall comply with all applicable present and future local, state, and federal laws, including, without limitation, environmental laws and regulations.
          9. Obligor shall maintain its principal transaction account with Bank.
          10. In the event Obligor has a revolving loan or line of credit with Bank, the sum of 80 percent (80%) of its accounts receivable (excluding any accounts receivable that are aged 120 days or greater) will at all times exceed the sum of the outstanding principal balance of said revolving loan or line of credit. In the event of default, Obligor agrees upon Bank request to cooperate in the filing and perfection of assignment of claims documents on all Federal Government contracts.
          11. Funding and Payoff; Conditions to Advance. The parties acknowledge that the purpose of this loan is pay off the loan currently existing with Laurus Funds. Obligor agrees that no disbursement of funds pursuant to the liabilities will be advanced (other than closing costs) until Bank has received appropriate confirmation of the payoff and that Obligor shall use its best efforts and cooperation with Bank to obtain release of collateral held by Laurus Funds. It shall be the obligation of the Obligor to provide such information to the Bank.

                         EVENTS OF DEFAULT; ACCELERATION
                         -------------------------------

Any or all of the Liabilities shall be, at the option of Bank and notwithstanding any time or credit allowed by any instrument evidencing any of the Liabilities or under any of the Loan Documents, immediately due and payable without notice or demand, and the obligation of Bank to make advances under any revolving line of credit, or other loan shall immediately cease and terminate upon the occurrence of any of the following events of default (singularly an "Event of Default"): (1) default in the payment or performance, when due or payable, of any of the Liabilities, or of any liability or obligation (whether now or hereafter existing, arising or incurred, direct or indirect, conditional or unconditional) of any endorser, guarantor, or surety for any of the Liabilities (severally a "Guarantor"); (2) failure by Obligor, Borrower or any other person or entity, as applicable. to (a) pay or perform any act or obligation imposed hereby or by any of the other Loan Documents, or (b) comply with any of the terms, conditions, covenants or requirements described herein or contained or referenced in one or more of the Loan Documents; (3) failure of Obligor, Borrower or any other person or entity, as applicable, to pay when due
(a) any tax (subject to the right of Obligor to contest same as provided in paragraph 17 hereof), or (b) any premium on (i) any insurance policy assigned to Bank, or (ii) any insurance covering any Collateral; (4) if any warranty or representation contained herein shall prove false or misleading with respect to a material fact or if Obligor or Borrower or any Promissory made or makes any other misrepresentation to Bank for the purpose of obtaining credit or any extension of credit; (5) failure of Obligor, Borrower or any Guarantor to furnish financial information or to permit the inspection of the books or records or Collateral of Obligor, Borrower or of any Guarantor; (6) the loss, theft, damage, sale, destruction or encumbrance of any uninsured material portion of the Collateral, or the sale or encumbrance or the issuance of any execution or the making of any levy, seizure or attachment thereof or thereon;
(7) the insolvency, dissolution, liquidation, suspension of business or death of the Obligor or the Borrower or of any Guarantor, or of any of the Obligor's or the Borrower's or such Promissor's principal officers if a corporation, or of any of the Obligor's or the Borrower's general partners if a partnership; (8) the Obligor or the Borrower or any Guarantor shall (i) fail or admit in writing the inability of the Obligor or the Borrower or any Guarantor to pay the Obligor's or the Borrower's or such Guarantor's debts generally as they become due, (ii) make a general assignment for the benefit of creditors or have an order for relief entered against the Obligor or the Borrower or any Guarantor in any proceeding under the Federal bankruptcy code, or (iii) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against the Obligor or the Borrower or such Guarantor in any proceeding under any such law, or if corporate or partnership action should be taken by the Obligor or the Borrower or any Guarantor for the purpose of effecting any of the foregoing; (9) the appointment of a receiver trustee, liquidator or custodian of the Obligor or the Borrower or any Guarantor or of any of their respective properties or assets; (10) the filing of a petition without the application, approval or consent of the Obligor or the Borrower or any Guarantor in any court of competent jurisdiction, seeking the bankruptcy or reorganization of the Obligor or the Borrower or of any Guarantor or of all or a substantial part of their respective properties or assets, or seeking an arrangement with the creditors of any of them, and such petition shall not be dismissed within 30 days after the filing thereof; (11) any change in the ownership nature, management or control of Borrower or Obligor without the prior written consent of Bank; (12) failure of Obligor or Borrower or any other person or entity to maintain any insurance required hereunder and/or assigned or pledged to Bank in connection with any of the Loan Documents; (13) fraud or misrepresentation by or on behalf of Obligor or Borrower in Obligor's or Borrower's transactions with Bank; (14) violation of or failure to abide by any covenant, term or provision of this Agreement or any of the Loan Documents; or the termination, cancellation or revocation of any Loan Document without Bank's consent or the Determination that any of the Loan Documents is void, voidable or unenforceable; (15) any default or event of default under any of the Loan Documents; or (16) any default or event of default of Obligor or Borrower under any other loan or indebtedness owing by Obligor or Borrower to Bank whether or not arising under the Loan Documents. Notwithstanding the foregoing, Obligor or Borrower shall have sixty (60) calendar days to cure any Event of Default (other than a payment default regarding the Liabilities) without penalty, termination, or payment demand of this Loan Agreement.

Digital Fusion, Inc. Obligor
Digital Fusion, Inc., Borrower

By:  /s/ Roy E. Crippen, III
     -----------------------

Its: CEO
     -----------------------

Roy E. Crippen, III, Guarantor:

     /s/ Roy E. Crippen, III
     -----------------------

Gary S. Ryan, Guarantor:

     /s/ Gary S. Ryan
     -----------------------

First Commercial Bank of Huntsville, Bank

By:  /s/ Andy Kattos
     -----------------------

Its: Senior Vice President
     -----------------------

                                                                                                 Loan Number     69404189 / 50
DIGITAL FUSION, INC.                              FIRST COMMERCIAL BANK                          Date            06/30/2004
4940 CORPORATE DRIVE NW                           OF HUNTSVILLE                                  Maturity Date   06/30/2005
SUITE A                                           301 WASHINGTON STREET                          Loan Amount     $ 800,000.00
HUNTSVILLE, AL 35808                              HUNTSVILLE, AL 35801
                                                                                                 Fed. Tax ID    13-3817344

          BORROWER'S NAME AND ADDRESS                       LENDER'S NAME AND ADDRESS
 "I" includes each borrower above, jointly and     "You" means the lender, its successors and
                   severally.                                       assigns.


For value received, I promise to pay to you, or your order, at your address above the PRINCIPAL sum of **EIGHT HUNDRED THOUSAND DOLLARS AND ZERO CENTS** Dollars $ 800,000.00
|_| Single Advance: I will receive all of this principal sum on ___________. No additional advances are contemplated under this note.
|X| Multiple Advances: The principal sum shown above is the maximum amount of principal I can borrow under this note. On June 30, 2004, I will receive the amount of $ 0.00 and future principal advances are contemplated.
     Conditions: The conditions for future advances are AS DESCRIBED IN LOAN AGREEMENT DATE
     06/30/2004_________________________________________________________________
     ___________________________________________________________________________

     |X| Open End Credit: You and I agree that I may borrow under this Note, prepay this Note in whole or in part, and borrow again under this Note, so long as the aggregate unpaid principal amount owed under this Note at any time does not exceed the amount of the principal sum set forth above. My right to borrow is subject to all other conditions of this Note expires on June 20, 2005.
     |_| Closed End Credit: You and I agree that I may borrow in aggregate an amount not to exceed the principal sum shown above. Amounts I repay under this Note may not be re-borrowed later. My right to borrow is subject to all other conditions and expires on _________________.
|X| INTEREST: I agree to pay interest on the outstanding principal balance from June 30, 2004 at the rate of 5. 000000% per year until the index rate changes.
     Variable Rate: This rate may then change as stated below.
     |X| Index rate: The future rate will be 1.000% ABOVE the following index rate:_________________ LENDER'S PRIME, WHICH IS THE BASE RATE USED BY LENDER TO SET INTEREST RATE AT WHICH LOANS ARE MADE TO VARIOUS CUSTOMERS. LOANS MAY NOT BE MADE AT, ABOVE OR BELOW SAID PRIME RATE.
     |_| No Index: The future rate will not be subject to any internal or external index. It will be entirely in your control.
     |X| Frequency and Timing: The rate on this note may change as often as DAILY . A change in the interest rate will take effect WHEN THE INDEX RATE CHANGES .
     |X| Limitations: During the term of this loan, the applicable .annual interest rate will not be more than ________ % or less than 5.00% The rate may not change more than __________________% each
          _________________.
     Effect of Variable Rate: A change in the Interest rate will have the following effect on the payments:
     |X| The amount of each scheduled payment will change. |_| The amount of the final payment will change.
     |_|________________________________________________________________________

ACCRUAL METHOD: Interest will be calculated on an ACTUAL # DAYS/360 - DAY YEAR basis. POST MATURITY RATE: I agree to pay Interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:
     |X| on the same fixed or variable rate basis in effect before maturity (as indicated above).

     |_|  at a rate equal to___________________________________________________.

|X| LATE CHARGE: I agree to pay a late charge on the portion of any payment not made within 10 days after it is due equal to 5% OF THE UNPAID AMOUNT WITH A MINIMUM OF $25.00 .

|X| ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which |_| are |X| are not included in the principal amount above:
     $250.00 BANK PROCESSING FEE, $130.00 UCC-11 DE, $100.00 UCC-1 FILINGS
     ___________________________________________________________________________
PAYMENTS: I agree to pay this note as follows:

|X|  Interest: l agree to pay accrued Interest MONTHLY Beginning July 20. 2004
                                               _________________________________

|X|  Principal: I agree to pay the principal  June 20, 2005
                                              __________________________________

|_| Installments: I agree to pay this note in ________ payments. The first payment of $_________ will be due ___________________ . A payment of $
     _____________will be due _______ thereafter. The final payment of the entire unpaid balance of principal and interest will be due ______.
PURPOSE: The purpose of this loan is              WORKING CAPITAL
                                    ____________________________________________
ADDITIONAL TERMS:


THIS LOAN IS ALSO SBCURED BY BUT NOT LIIMITED TO THE FOLLOWING:

LOAN AGREEMENT DATED 06/30/2004;
SUBORDINATION AGREEMENT DATED 06/30/2004.

                               SECURITY AGREEMENT

SECURITY INTEREST': I grant you a security interest in all of the Property described below that I now own and that I may own in the future including, but not limited to, all parts, accessories, repairs, improvements, and accessions to the Property, wherever the Property is or may be located, and all cash and non-cash proceeds and products from the Property, and all supporting obligations that relate to or arise out of any of the Property (including things In action) described below, all documents that now or hereafter evidence any of the Property described below or the right to receive, hold, or dispose of any of that Property.

| | Inventory: All Inventory, whether now owned or hereafter acquired by Debtor, Including all goods, other than farm, which now or hereafter:
(a) are leased by Debtor as lessor;
(b) are held by Debtor for sale or lease or to be furnished under a contract of service;
(c) are furnished by Debtor under a contract of service; or
(d) consist of raw materials, work in process, or materials used or consumed in Debtor's business.

| | Equipment: All equipment, whether now owned or hereafter acquired by Debtor, Including 811 goods now or hereafter owned by Debtor other than inventory, farm products, and consumer goods, and Including all machinery, motor vehicles, furniture, trade or business fixtures, manufacturing equipment, mobile equipment, farm machinery and equipment, shop equipment, office equipment, record-keeping equipment, parts and tools, computer and printing equipment, and all goods which are, or are to become, fixtures. All equipment described in any list or schedule which Debtor gives to Secured Party is also included in the Property, but delivery of such a list is not necessary for the attachment of Secured Party's security interest in Debtor's equipment as described above, and Secured Party's security interest is not limited to the Property described in any such list or schedule.

| | Farm Products: All farm products, whether now owned or hereafter acquired by Debtor, including all goods, other than standing timber, with respect to which Debtor Is engaged in raising, cultivating, propagating, fattening, grazing or any other farming, livestock, or aqua cultural operation and which are:
     (a)  crops grown, growing, or to be grown, including:
          (i)  crops produced on trees, vines, and/or bushes; and
          (ii) aquatic goods produced in aquaculture operations;
     (b) livestock born or unborn, Including aquatic goods produced in acquacultural operations;
     (c) feed, seed, fertilizer, medicines, or other supplies used or produced in Debtor's farming operation: or
     (d)  products of crops or livestock in their unmanufactured states.

| | Accounts: All accounts of debtor, whether now owned or existing or hereafter acquired or arising, including all rights of Debtor to payment of a monetary obligation, whether or not earned by performance, and whether originally owed to Debtor or acquired by Debtor after the obligation came into existence:
     (a) for property that has been or is to be sold, leased, licensed, asslgned, or otherwise disposed of:
     (b)  for services rendered or to be rendered;
     (c)  for a policy of insurance issued or to be issued;
     (d)  for a secondary obligation incurred or to be incurred:
     (e)  for energy provided or to be provided;
     (f)  for the use or hire of a vessel under a charter or other contract;
     (g) arising out of the use of a credit or charge card or information contained on or for use with the card;
     (h) as winnings in a lottery or other game of chance operated or sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State; and
     (i) arising out of an interest in or claim under a policy or policies of Insurance for healthcare goods or services provided.

| | Instruments (Including Promissory Notes), Documents, Chattel Paper (including Electronic Chattel Paper), Letter-of-Credit Rights, and Other Rights to Payment: All of Debtor's right. title, and interest, whether now owned or existing or hereafter arising or acquired, in and to all instruments, documents, chattel paper, letter-of-credit rights, and other rights to payment. Including:
     (a) all negotiable instruments, including promissory notes and any other writings that evidence a right to payment of a monetary obligation and are not themselves a security agreement or lease, and that are of a type that in ordinary course of business are transferred by delivery with any necessary endorsement or assignment, but not including investment property, letters of credit, or writings that evidence a right to payment arising out of the use of a credit or charge card or information contained on or for use with the card;

     (b)  all documents of title and all receipts of the type described in
          Section 7-201(2) of the Uniform Commercial Code;
     (c) all chattel paper, including any record or records that evidence both a monetary obligation and a security interest In specific goods, a security interest in specific goods and software used in the goods, a lease of specific goods, or a lease of specific goods and license of software used in the goods (but not including charters or other contracts involving the use or hire of a vessel or records that evidence a right to payment arising out of the use of a credit or charge card or information contained on or for use with the card), and including all chattel paper evidenced by a record or records consisting of information stored in an electronic medium; and
     (d) all letters of credit and letter-of-credit rights, including all rights of Debtor to payment or performance under a letter-of-credit, whether or not the beneficiary has demanded or is at the time entitled to demand payment or performance.

| | General Intangibles: All general intangibles, whether now owned or hereafter acquired by Debtor, including any personal property, things in action, payment intangibles, tax refunds, applications for patents, patents, copyrights, trademarks, trade names, trade secrets, service marks. Goodwill, customer lists, permits and franchises, licenses, software, the right to use Debtor's name and likeness, and all property and rights described under the heading "Government Payments and Programs" below (which description is incorporated herein by this reference), but not Including accounts, chattel paper, commercial tort claims, deposit accounts, documents, goods, instruments, investment property, letter-of-credit rights, letters of credit, money. or oil, gas, or other minerals before extraction (as those terms are defined or used in Article 9 of the Uniform Commercial Code).
| | Deposit Accounts: All deposit accounts, whether now owned or hereafter acquired by Debtor, including all demand, time, savings, passbook., or similar accounts maintained with a bank, or other financial institution, but not including investment property or accounts evidenced by an instrument.

| | Investment Property: All of Debtor's investment property, whether now owned or hereafter acquired, including all securities, whether certificated or uncertificated, securities entitlements, securities accounts, commodity contracts, and commodity accounts.

| | Commercial Tort Claims: All rights of Debtor now existing or hereafter arising in that certain tort claim more particularly described as follows (provide description of tort claim):

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| | Government Payments and Programs: All payments, accounts, general intangibles, or other benefits (including, but not limited to, payments in and conservation reserve payments) in which Debtor now has and in the future may have any rights or interest and which arise under or as a result of any pre-existing, current or future federal or state governmental program (including, but not limited to, all programs administered by the Commodity Credit Corporation and ASCS).

| | Specific Property: All of Debtor's right, title and interest, whether now owned or hereafter acquired, in the following property (all without limiting the generality of the applicable descriptions set forth above: ALL INVOICES, ACCOUNTS RECEIVABLE, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS THEREBY AND ALL PROCEEDS THEREOF OF THE DEBTOR'S BUSINESS WHETHER NOW OR HEREAFTER EXISTING OR ACQUIRED

| | Standing Timber: All of Debtor's right, title and interest, whether now owned or hereafter acquired, in standing timber located on the real property described below, and all cutting rights with respect thereto:

| | As Extracted Collateral: All of Debtor's rights, title, and interest, whether now owned or hereafter acquired, in all oil, gas, and other minerals extracted from the real property described below, and all accounts arising out of the safe at the wellhead, mine head, or mine of oil, gas, or other minerals from such real property.

| | Where the property Includes goods that are or are to become fixtures, or standing timber, or as-extracted collateral: The legal description of the real property on which such Property is or will be located is (provide legal description of the or other sufficient description of real property:
________________________________________________________________________________
________________________________________________________________________________

The record owner of the real property, (if other than Debtor) is (provide name of record owner of real property, (other than Debtor)

If this agreement covers timber to be cut, minerals (including oil and gas), fixtures or crops growing or to be grown, the legal description is:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

| | If checked, the file this agreement on the real estate records. Record owner (if not me) ___________

                   ADDITIONAL TERMS OF THE SECURITY AGREEMENT

GENERALLY - This agreement secures this note and any other debt I have with you, now or later. However, it will not secure other debts if you fail this security agreement or if you fail to give any required notice of the right of rescission. If property described in this agreement is located in another state, this agreement may also, in some circumstances, be governed by the law of the state in which the Property is located. All locations referenced to "this note" or "this agreement" or "this loan" shall mean this Universal Note and Security Agreement.

OWNERSHIP AND DUTIES TOWARD PROPERTY: I represent that I own all of the Property, or to the extent, this is a purchase money security interest, I will acquire ownership of the Property with the proceeds of the loan. I will defend it against any other claim. Your claim to the Property is ahead of the claims of any other creditor. I agree to do whatever you require to protect the loan your security interest and to keep your claim in the Property ahead of the claims of other creditors. I will not do anything to harm your position.

I will keep books, records, and accounts about the Property and my business in general. I will let you examine these records at any reasonable time. I will prepare any report or accounting you request, which deals with the Property.

I will keep the Property in my possession and will keep it in good repair and use it only for the purpose(s) described on page 1 of this written permission. I represent that I am the original owner of the Property and, if I am not, that I have provided you with a list of prior owners of the Property.

I will keep the Property at my address listed on page 1 of this agreement, unless we agree I may keep it at another location. If the Property is to be used in another state, I will give you a list of those states. I will not try to sell the Property unless it is inventory or I receive your written permission to do so. If I sell the Property I will have the payment made payable to the order of you and me.

I will pay all taxes and charges on the Property as they become due. You have the right of reasonable access in order to inspect the Property. I will immediately inform you of any loss or damage to the Property.

If I fail to perform any of my duties under this security agreement, or any mortgage, deed of trust, lien or other security interest, you may without notice to me perform the duties or cause them to be performed. Your right to perform for me shall not create an obligation to perform and your failure to perform will not preclude you from exercising any of your other rights under the law or this security agreement.

PURCHASE MONEY SECURITY INTEREST - For the sole purpose of determining the extent of a purchase money security interest arising under this security agreement: (a) payments on any non-purchase money loan also secured by this agreement will not be deemed to apply to the Purchase Money Loan, and (b) payments on the Purchase Money Loan will be deemed to apply first to the non-purchase money portion of the loan, if any, and then to the purchase money obligations in the order in which the items of collateral were acquired or if acquired at the same time, in the order selected by you. No security interest will be terminated by application of this formula. "Purchase Money Loan" means any loan the proceeds of which, in whole or in part, are used to acquire any collateral securing the loan and all extensions, renewals, consolidations and refinancing of such loan.

PAYMENTS BY LENDER - You are authorized to pay, on my behalf, charges I am or may become obligated to pay to preserve or protect the secured property (such as property insurance premiums). You may treat those payments as advances and add them to the unpaid principal under the note secured by this agreement or you may demand immediate payment of the amount advanced. INSURANCE - I agree to buy insurance on the Property against the risks and for the amounts you require and to furnish you continuing proof of coverage. I will have the insurance company name you as loss payee on any such policy. You may require added security if you agree that insurance proceeds may be used to repair or replace the Property. I will buy insurance from a firm licensed to do business in the state where the property is located. The firm will be reasonably acceptable to you. The insurance will remain in force until the Property is released from this agreement. If I fail to buy or maintain the insurance (or fail to name you as loss payee) you may purchase it yourself. WARRANTIES AND REPRESENTATIONS - If this agreement includes accounts, I will not settle any account for less than its full value without your written permission. I will collect all accounts until you tell me otherwise. I will keep in trust for you the proceeds from all the accounts and any goods which are returned to me or which I take back. I will not mix them with any other property of mine. I will deliver them to you at your request. If you ask me to pay you the full price on any returned items or items retaken by myself, I will do so.
     If this agreement covers inventory, I will not dispose of it except in my ordinary course of business at the fair market value for the Property, or at a minimum price established between you and me.
     If this agreement covers farm products I will provide you, at your request, a written list of the buyers, commission merchants, or selling agents to or through whom I may sell my farm products. In addition to those parties named on this written list, I authorize you to notify at your sole discretion any additional parties regarding your security interest in my farm products. I remain subject to all applicable penalties for selling my farm products in violation of my agreement with you and the Food Security Act. In this paragraph the terms farm products, buyers, commission merchants and selling agents have the meanings given to the in the Federal Food Security Act of 1985.
REMEDIES - I will be in default on this security agreement if I am in default on any note this agreement secures or if I fail to keep any promise contained in the terms of this agreement. If I default, you have all of the rights and remedies provided in the note and under the Uniform Commercial Code. You may required me to make the secured property available to you at a place which is reasonably convenient. You may take possession of the secured property and sell it as provided by law. The proceeds will be applied first to your expenses and then to the debt. I agree that 10 days written notice sent to my last known address by first class mail will be reasonable notice under the Uniform Commercial Code. My current address is on page 1. I agree to inform you in writing of any change of my address. You may demand immediate payment of the debt(s) if the debtor is not a natural person and without your prior written consent; (1) a beneficial interest in the debtor is sold or transferred, or (2) there is a change in either the identity or number of members of a partnership, or (3) there is a change in ownership of more than 25 percent of the voting stock of a corporation.
FILING - A carbon, photographic or other reproduction of this security agreement or the financing statement covering the Property described in this agreement may be used as a financing statement where allowed by law. Where permitted by laws, you may file a financing statement which does not contain my signature, covering the Property secured by this agreement.

                          ADDITIONAL TERMS OF THE NOTE

DEFINITIONS - As used on pages 1, 2, and 3, "terms" means the terms that apply to this load. "I", "me", or "my" means each Borrower who signs this note and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this note (together referred to as "us"). "You" or "your" means the Lender and its successors and assigns.
APPLICABLE LAW - The laws of the United States and, to the extent not inconsistent therewith, the laws of the state of Alabama. Any term of this agreement, which is contrary to applicable laws, will not be effective, unless the law permits you and me to agree to such a variation. If any provision of this agreement cannot be enforced according to its terms, this fact will not affect the enforceability of the remainder of this agreement. No modification of this note or any agreement securing this note is effective unless the modification is in writing and signed by you and me. Time is of the essence in this agreement.
PAYMENTS - Each payment of principal and interest I make on this note will first reduce the amount I owe you for charges, which are neither interest nor principal. The remainder of each payment will then reduce accrued unpaid interest, and then unpaid principal. If you and I agree to a different application of payments, we will describe our agreement on this note. I may prepay a part of, or the entire balance of this loan without penalty, unless we specify to the contrary on this note. Any partial prepayment will not excuse or reduce any later scheduled payment until this note is paid in full (unless, when I make the prepayment, you and I agree in writing to the contrary).
INTEREST - Interest accrues on the principal remaining unpaid from time to time, until paid in full. If I receive the principal in more than one advance, each advance will start to earn interest only when I receive the advance. The interest rate in effect on this note at any given time will apply to the entire principal sum outstanding at that time. Notwithstanding anything to the contrary, I don not agree to pay and you do not intend to charge any rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the extension of credit that is agreed to in this note (either before or after maturity). If any notice of interest accrual is sent and is in error, we mutually agree to correct it, and if you actually collect more interest than allowed by law and this agreement, you agree to refund it to me. INDEX RATE - The index will serve only as a device for setting the interest rate on this note. You do not guarantee by selecting this index or the margin, that the interest rate on this note will be the same rate you charge on any other loans or class of loans you make to me or other borrowers.
POST MATURITY DATE - For purposes of deciding when the "Post Maturity Rate" (shown on page 1) applies, the term "maturity" means the date of the last scheduled payment indicated on page 1 of this note or the date you accelerate payment on the note, whichever is earlier.
SINGLE ADVANCE LOAND - If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the "PAYMENTS BY LENDER" paragraph herein.
MULTIPLE ADVANCE LOANS - If this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is closed end credit, repaying a part of the principal will not entitle me to additional credit. SET-OFF - I agree that you may set off any amount due and payable under this note against any right I have to receive money from you.
         "Right to receive money from you" means:
     (1)  any deposit account balance I have with you;
     (2) any money owed to me on an item presented to you or in your possession for collection or exchange; and
     (3)  any repurchase agreement or other nondeposit obligation.
     "Any amount due and payable under this note" means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you properly accelerate under this note.
     If my right to receive money from you is also owned by someone who has not agreed to pay this note, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement. Your right of set-off does not apply to an account or other obligation where my rights are only as a representative. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account.
     You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right to set-off.
DEFAULT - I will be in default if any one or more of the following occur:
(1) I fail to make a payment on time or in the amount due; (2) I fail to keep the Property insured, if required; (3) I fail to pay, r keep any promise, on any debt or agreement I have with you; (4) any other creditor of mine attempts to collect any debt I owe him through court proceedings; (5) I die, am declared incompetent, make an assignment for the benefit of creditors, or become insolvent (either because my liabilities exceed my assets or I am unable to pay my debts as they become due); (6) I make any written statement or provide any financial information that is untrue or inaccurate at the time it was provided; (7) I do or fail to do something which causes you to believe you will have difficulty collecting the amount I owe you; (8) any collateral securing this note is used in a manner or for a purpose which threatens confiscation by a legal authority; (9) I change my name or assume an additional name without first notifying you before making such a change; (10) I fail to plant, cultivate and harvest crops in due season; (11) any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or the conversion of wetlands to produce and agricultural commodity, as further explained 7 C.F.R. Part 1940, Subpart G, Exhibit M.
     REMEDIES - If I am in default on this note you have, but are not limited to, the following the following remedies:
          (1) You may demand immediate payment of all I owe you under this note (principal, accrued unpaid interest and other accrued unpaid charges).
          (2) You may set off this debt against any right I have to the payment of money from you, subject to the terms of the "SET-OFF" paragraph herein.
          (3) You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using any other remedy.
          (4) You may refuse to make advances to me or allow purchases on credit by me.
          (5)  You may use any remedy you have under state or federal law.
          (6) You may make use of any remedy given to you in any agreement securing this note.
     By selecting any one or more of these remedies you do not give up your right to use later any other remedy. By waiving your right to declare an event to be a default, you do not waive your right to consider later the event a default if it continues or happens again.

COLLECTION COSTS AND ATTORNEYS' FEES - I agree to pay you all reasonable costs you incur to collect this debt or realize on any security. This includes, if the amount financed is more than $300.00 your reasonable attorneys' fees of up to 15% of the unpaid debt if you refer collection of the note to an attorney who is not your salaried employee. This provision also shall apply if I file a petition or any other claim for relief under any bankruptcy rule or laws of the United States, or if such petition or other claim for relief is filed against me by another.
WAIVER - I give up my rights to required you to do certain things. I will not require you to:
     (1)  demand payment of amounts due (presentment)

     (2)  obtain official certification of nonpayment (protest); or
     (3) give notice that amounts due have not been paid (notice of dishonor). I waive any defenses I have based on surety ship or impairment of collateral to the extent permitted by law, I also waive all personal property exemptions in the property securing this loan. OBLIGATIONS INDEPENDENT - I understand that I must pay this note even if someone else has also agreed to pay it (by, for example, signing this form or a separate guarantee or endorsement). You may sue me alone, or anyone else who is obligated on this note, or any number of us together, to collect this note. You may without notice release any party to this agreement without releasing any other party. If you give up any of your rights, with or without notice, it will not affect my duty to pay this note. Any extension of new credit to any of us, or renewal of this note by all or less than all of us will not release me from my duty to pay it. (Of course, you are entitled to only one payment in full.) I agree that you may at your option extend this note or the debt represented by this note, or any portion of the note or debt, from time to time without limit or notice and for any term without affecting my liability for payment of the note. I will not assign my obligation under this agreement without your prior written approval. CREDIT INFORMATION - I agree and authorize you to obtain credit information about me from time to time (for example, by requesting a credit report) and to report to others your credit experience with me (such as a credit reporting agency). I agree to provide you, upon request, any financial statement or information you may deem necessary. I warrant that the financial statements and information I provide to you are or will be accurate, correct and complete.

SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGES 1, 2, AND 3). I have received a copy on today's date. CAUTION - IT IS IMPORTANT THAT YOU THOROUGHLY READ THE CONTRACT BEFORE YOU SIGN IT.

DIGITAL FUSION, INC.
BY: /s/ Gary S. Ryan                             BY: /s/ Roy E. Crippen, III
    ----------------                                 ---------------------------
GARY S. RYAN   PRESIDENT                             ROY E. CRIPPEN, III   CEO


                                                            SIGNATURE FOR LENDER

                                                            ____________________

                                GUARANTY                     HUNTSVILLE, ALABAMA

                                                                     GARY S RYAN
                                                                     -----------

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to in- duce FIRST COMMERCIAL BANK OF HUNTSVILE 301 WASHINGTON STREET HUNTSVILLE, AL 35801 (herein, with its participants, successors and assigns, called "Lender"), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of DIGITAL FUSION, INC (herein called the "Borrower") or to engage in any other transactions with Borrower, the Undersigned hereby absolutely and unconditionally guarantees to Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:

     A. lf this | | is checked, the Undersigned guarantees to Lender the payment and performance of the debt, liability or obligation of Borrower to Lender evidenced by or arising out of the following:
          ___________________________________________________________________and
          any extensions, renewals or replacements thereof (hereinafter referred to as the "lndebtedness").
     B. lf this |XX| is checked, the Undersigned guarantees to Lender the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, Iiquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities and obligations being hereinafter collectively referred to as the "Indebtedness").
    The Undersigned further acknowledges and agrees with Lender that:

     1. No act or thing need occur to establish the liability of the Undersigned hereunder, and no act or thing, except full payment and discharge of all indebtedness, shall in any way exonerate the Undersigned or modify, reduce, limit or release the liability of the Undersigned hereunder.
     2. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the Undersigned, whether or not all Indebtedness is paid in full, until this guaranty is revoked by written notice actually received by the Lender, and such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by the Lender, or as to any renewals, extensions end refinancings thereof. If there be more than one Undersigned, such revocation shall be effective only as to the one so revoking. The death or Incompetence of the Undersigned shall not revoke this guaranty, except upon actual receipt of written notice thereof by Lender and then only as to the decedent or the incompetent and only prospectively, as to future transactions, as herein set forth.
     3. If the Undersigned shall be dissolved, shall die, or shall be or become insolvent (however defined) or revoke this guaranty, then the Lender shall have the right to declare immediately due and payable, and the Undersigned will forthwith pay to the Lender, the full amount of Indebtedness, whether due and payable or unmatured. If the Undersigned voluntarily commences or there is commenced involuntarily against the Undersigned a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.
     4. The liability of the Undersigned hereunder shall be limited to (check only one box) | |_________ % of Indebtedness or ? a principal amount of $ ______________________ (If unlimited or if no amount or percentage is stated, the Undersigned shall be liable for all Indebtedness, without any limitation to amount or percentage}, plus accrued interest thereon and all attorneys' fees, collection costs and enforcement expenses referable thereto. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the Undersigned hereunder. The Lender may apply any sums received by or available to Lender on account of the Indebtedness from Borrower or any other person (except the Undersigned), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts shall not reduce, affect, or impair the liability of the Undersigned hereunder. If the liability of the Undersigned is limited to a stated amount pursuant to this paragraph 4, any payment made by the Undersigned under this guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by the Lender, advising the Lender that such payment is made under this guaranty for such purpose. If the liability of the Undersigned is limited to a stated percentage of the Indebtedness pursuant to this paragraph 4, the amount of the Indebtedness for which the Undersigned shall be liable hereunder shall be the aggregate amount of all said Indebtedness, reduced only by principal payments made by the Borrower and principal payments made as a result of the sale or liquidation of any collateral securing the Indebtedness (but not reduced by any payment made to Lender by any other guarantor of the Indebtedness), multiplied by the stated percentage.
     5. The Undersigned will pay or reimburse lender for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by Lender In connection with the protection, defense, or enforcement of this guaranty in any litigation or bankruptcy or insolvency proceedings.

This guaranty includes the additional provisions on page 2, all of which are made a part hereof.

     IN WITNESS WHEREOF, this guaranty has been duly executed by the Undersigned on this 30TH day of JUNE , 2004 .

                                                               /s/ Gary S. Ryan
                                                               ----------------
                                                                GARY S. RYAN

"Undersigned" shall refer to all persons who sign this guaranty, severally and jointly

                              ADDITIONAL PROVISIONS


6. Whether or not any existing relationship between the Undersigned and Borrower has been changed or ended and whether or not this guaranty has been revoked, Lender may, but shall not be obligated to, enter into transactions resulting in the creation or continuance of Indebtedness, without any consent or approval by the Undersigned and without any notice to the Undersigned. The liability of the Undersigned shall not be affected or impaired by any of the following acts or things (which Lender is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this guaranty, without notice to or approval by the Undersigned):
(i) any acceptance of collateral security, guarantors, accommodation parties, or sureties for any or all Indebtedness;
(ii) any one or more extensions or renewals of Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness;
(iii) any waiver, adjustment, forbearance, compromise, or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Indebtedness whether or not the Undersigned has made demand on Lender to do or not to do any of the foregoing, the benefit of any statute or rule of law to the contrary being hereby expressly waived by the Undersigned;
(iv) any full or partial release of, settlement with, or agreement not to sue, Borrower or any other guarantor or other person liable in respect of any Indebtedness;
(v) any discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal thereof or substitution therefore;
(vi) any failure to obtain collateral security (including rights of setoff) for Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to protect, insure, or enforce any collateral security; or any release, modification, substitution, discharge, impairment, deterioration, waste, or loss of any collateral security;
(vii) Any foreclosure or enforcement of any collateral security;
(viii) any transfer of any Indebtedness or any evidence thereof;
(ix) any order of application of any payments or credits upon Indebtedness;
(x) any election by the Lender under ss. 1111(b)(2) of the United States Bankruptcy Code.
7. The Undersigned waives any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Undersigned will not assert, plead or enforce against Lender any defense of waiver, release, statute of limitations, res judicata, statute of frauds, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or any other person liable In respect of any Indebtedness, or any setoff available against Lender to Borrower or any such other person, whether or not on account of a related transaction. The Undersigned expressly agrees that the Undersigned shall be and remain liable, to the fullest extent permitted by applicable law, for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The undersigned shall remain obligated, to the fullest extent permitted by law to pay such amounts as though the Borrower's obligations had not been discharged.
8. The Undersigned further agrees that the Undersigned shall be and remain obligated to pay Indebtedness even though any other person obligated to pay Indebtedness including Borrower, has such obligation discharged in bankruptcy or otherwise discharged by law. "Indebtedness" shall include post-bankruptcy petition interest and attorneys' fees and any other amounts which Borrower Is discharged from paying or which do not otherwise accrue to Indebtedness due to Borrower's discharge, and the Undersigned shall remain obligated to pay such amounts as though Borrower's obligations had not been discharged.
9. If any payment applied by Lender to Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without Iimitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this guaranty be deemed to have continued in existence, notwithstandIng such application, and this guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.
10. The Undersigned waives any claim. remedy or other right which the Undersigned may now have or hereafter acquire against Borrower or any other person obligated to pay Indebtedness arising out of the creation or performance of the Undersigned's obligation under this guaranty, including, without limitation, any right of subrogation, contribution, reimbursement. indemnification, exoneration, and any right to participate in any claim or remedy the Undersigned may have against the Borrower, collateral, or other party obligated for Borrower's debts, whether or not such claim. remedy or right arises in equity, or under contract, statute or common law.
11. The Undersigned waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Indebtedness. Lender shall not be required first to resort for payment of the Indebtedness to Borrower or other persons or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this guaranty.
12. The liability of the Undersigned under this guaranty is in addition to and shall be cumulative with all other liabilities of the Undersigned to Lender as guarantor or otherwise, without any limitation as to amount or percentage, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.
13. This guaranty shall be enforceable against each person signing this guaranty, even if only one person signs and regardless of any failure of other persons to sign this guaranty. If there be more than one signer, all agreements and promises herein shall be construed to be, and are hereby declared to be, joint and several in each of every particular and shall be fully binding upon and enforceable against either, any or all the Undersigned, This guaranty shall be effective upon delivery to Lender, without further act, condition or acceptance by Lender, shall be binding upon the Undersigned and the heirs, representatives, successors and assigns of the Undersigned and shall inure to the benefit of Lender and its participants, successors and assigns. Any invalidity of unenforceability of any provision or application of this guaranty shall not affect other lawful provisions and application hereof, and to this end the provisions of this guaranty are declared to be severable. Except as authorized by the terms herein, this guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Undersigned and Lender. This guaranty shall be governed by the laws of the State where the lender is located. The Undersigned waives notice of Lender's acceptance hereof.

                                GUARANTY                     HUNTSVILLE, ALABAMA

                                                             ROY E. CRIPPEN, III
                                                             -------------------

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to in- duce FIRST COMMERCIAL BANK OF HUNTSVILE 301 WASHINGTON STREET HUNTSVILLE, AL 35801 (herein, with its participants, successors and assigns, called "Lender"), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of DIGITAL FUSION, INC (herein called the "Borrower") or to engage in any other transactions with Borrower, the Undersigned hereby absolutely and unconditionally guarantees to Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:

     B. lf this | | is checked, the Undersigned guarantees to Lender the payment and performance of the debt, liability or obligation of Borrower to Lender evidenced by or arising out of the following:
          ___________________________________________________________________and
          any extensions, renewals or replacements thereof (hereinafter referred to as the "lndebtedness").
     B. lf this |XX| is checked, the Undersigned guarantees to Lender the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, Iiquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities and obligations being hereinafter collectively referred to as the "Indebtedness").

     The Undersigned further acknowledges and agrees with Lender that:

1. No act or thing need occur to establish the liability of the Undersigned hereunder, and no act or thing, except full payment and discharge of all indebtedness, shall in any way exonerate the Undersigned or modify, reduce, limit or release the liability of the Undersigned hereunder.
2. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the Undersigned, whether or not all Indebtedness is paid in full, until this guaranty is revoked by written notice actually received by the Lender, and such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by the Lender, or as to any renewals, extensions end refinancings thereof. If there be more than one Undersigned, such revocation shall be effective only as to the one so revoking. The death or Incompetence of the Undersigned shall not revoke this guaranty, except upon actual receipt of written notice thereof by Lender and then only as to the decedent or the incompetent and only prospectively, as to future transactions, as herein set forth.
3. If the Undersigned shall be dissolved, shall die, or shall be or become insolvent (however defined) or revoke this guaranty, then the Lender shall have the right to declare immediately due and payable, and the Undersigned will forthwith pay to the Lender, the full amount of Indebtedness, whether due and payable or unmatured. If the Undersigned voluntarily commences or there is commenced involuntarily against the Undersigned a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.
4. The liability of the Undersigned hereunder shall be limited to (check only one box)| |_________ % of Indebtedness or | | a principal amount of $ ______________________ (If unlimited or if no amount or percentage is stated, the Undersigned shall be liable for all Indebtedness, without any limitation to amount or percentage}, plus accrued interest thereon and all attorneys' fees, collection costs and enforcement expenses referable thereto. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the Undersigned hereunder. The Lender may apply any sums received by or available to Lender on account of the Indebtedness from Borrower or any other person (except the Undersigned), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts shall not reduce, affect, or impair the liability of the Undersigned hereunder. If the liability of the Undersigned is limited to a stated amount pursuant to this paragraph 4, any payment made by the Undersigned under this guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by the Lender, advising the Lender that such payment is made under this guaranty for such purpose. If the liability of the Undersigned is limited to a stated percentage of the Indebtedness pursuant to this paragraph 4, the amount of the Indebtedness for which the Undersigned shall be liable hereunder shall be the aggregate amount of all said Indebtedness, reduced only by principal payments made by the Borrower and principal payments made as a result of the sale or liquidation of any collateral securing the Indebtedness (but not reduced by any payment made to Lender by any other guarantor of the Indebtedness), multiplied by the stated percentage.
5. The Undersigned will pay or reimburse lender for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by Lender In connection with the protection, defense, or enforcement of this guaranty in any litigation or bankruptcy or insolvency proceedings.

This guaranty includes the additional provisions on page 2, all of which are made a part hereof.

     IN WITNESS WHEREOF, this guaranty has been duly executed by the Undersigned on this 30TH day of JUNE , 2004 .

                                                         /s/ Roy E. Crippen, III
                                                         -----------------------
                                                         ROY E. CRIPPEN, III

"Undersigned" shall refer to all persons who sign this guaranty, severally and jointly

                              ADDITIONAL PROVISIONS


6. Whether or not any existing relationship between the Undersigned and Borrower has been changed or ended and whether or not this guaranty has been revoked, Lender may, but shall not be obligated to, enter into transactions resulting in the creation or continuance of Indebtedness, without any consent or approval by the Undersigned and without any notice to the Undersigned. The liability of the Undersigned shall not be affected or impaired by any of the following acts or things (which Lender is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this guaranty, without notice to or approval by the Undersigned):
(i) any acceptance of collateral security, guarantors, accommodation parties, or sureties for any or all Indebtedness;
(ii) any one or more extensions or renewals of Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness;
(iii) any waiver, adjustment, forbearance, compromise, or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Indebtedness whether or not the Undersigned has made demand on Lender to do or not to do any of the foregoing, the benefit of any statute or rule of law to the contrary being hereby expressly waived by the Undersigned;
(iv) any full or partial release of, settlement with, or agreement not to sue, Borrower or any other guarantor or other person liable in respect of any Indebtedness;
(v) any discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal thereof or substitution therefore;
(vi) any failure to obtain collateral security (including rights of setoff) for Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to protect, insure, or enforce any collateral security; or any release, modification, substitution, discharge, impairment, deterioration, waste, or loss of any collateral security;
(vii) Any foreclosure or enforcement of any collateral security;
(viii) any transfer of any Indebtedness or any evidence thereof;
(ix) any order of application of any payments or credits upon Indebtedness;
(x) any election by the Lender under ss. 1111(b)(2) of the United States Bankruptcy Code.
7. The Undersigned waives any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Undersigned will not assert, plead or enforce against Lender any defense of waiver, release, statute of limitations, res judicata, statute of frauds, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or any other person liable In respect of any Indebtedness, or any setoff available against Lender to Borrower or any such other person, whether or not on account of a related transaction. The Undersigned expressly agrees that the Undersigned shall be and remain liable, to the fullest extent permitted by applicable law, for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The undersigned shall remain obligated, to the fullest extent permitted by law to pay such amounts as though the Borrower's obligations had not been discharged.
8. The Undersigned further agrees that the Undersigned shall be and remain obligated to pay Indebtedness even though any other person obligated to pay Indebtedness including Borrower, has such obligation discharged in bankruptcy or otherwise discharged by law. "Indebtedness" shall include post-bankruptcy petition interest and attorneys' fees and any other amounts which Borrower Is discharged from paying or which do not otherwise accrue to Indebtedness due to Borrower's discharge, and the Undersigned shall remain obligated to pay such amounts as though Borrower's obligations had not been discharged.
9. If any payment applied by Lender to Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without Iimitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this guaranty be deemed to have continued in existence, notwithstandIng such application, and this guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.
10. The Undersigned waives any claim. remedy or other right which the Undersigned may now have or hereafter acquire against Borrower or any other person obligated to pay Indebtedness arising out of the creation or performance of the Undersigned's obligation under this guaranty, including, without limitation, any right of subrogation, contribution, reimbursement. indemnification, exoneration, and any right to participate in any claim or remedy the Undersigned may have against the Borrower, collateral, or other party obligated for Borrower's debts, whether or not such claim. remedy or right arises in equity, or under contract, statute or common law.
11. The Undersigned waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Indebtedness. Lender shall not be required first to resort for payment of the Indebtedness to Borrower or other persons or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this guaranty.
12. The liability of the Undersigned under this guaranty is in addition to and shall be cumulative with all other liabilities of the Undersigned to Lender as guarantor or otherwise, without any limitation as to amount or percentage, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.
13. This guaranty shall be enforceable against each person signing this guaranty, even if only one person signs and regardless of any failure of other persons to sign this guaranty. If there be more than one signer, all agreements and promises herein shall be construed to be, and are hereby declared to be, joint and several in each of every particular and shall be fully binding upon and enforceable against either, any or all the Undersigned, This guaranty shall be effective upon delivery to Lender, without further act, condition or acceptance by Lender, shall be binding upon the Undersigned and the heirs, representatives, successors and assigns of the Undersigned and shall inure to the benefit of Lender and its participants, successors and assigns. Any invalidity of unenforceability of any provision or application of this guaranty shall not affect other lawful provisions and application hereof, and to this end the provisions of this guaranty are declared to be severable. Except as authorized by the terms herein, this guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Undersigned and Lender. This guaranty shall be governed by the laws of the State where the lender is located. The Undersigned waives notice of Lender's acceptance hereof.

                             SUBORDINATION AGREEMENT

     This Subordination Agreement (the "Agreement") is entered into as of the 30TH day of June, 2004, by and among Digital Fusion, Inc., a Delaware corporation (the "Company") and Roy E. Crippen, III (the "Subordinate Lender").

                                   BACKGROUND

     The Company is currently indebted to First Commercial Bank of Huntsville (the "Senior Lender") pursuant to (a) a promissory note issued on June 30TH, 2004.

     The Company is currently indebted to the Subordinate Lender in connection with a loan to the Company by the Subordinated Lender that was applied by the Company in retirement of a note that the Company was indebted to PowerCerv Corporation ("PowerCerv") pursuant to a promissory note in the original amount of $827,500 as a result of the Borrower's acquisition of digital fusion, inc., a Florida corporation, in March 2000. The parties intend for such loan to be subordinate to the Company's indebtedness to the Senior Lender.

     NOW, THEREFORE, the parties agree as follows:

                                      TERMS

     1. All obligations of Company, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing, or due or to become due, other than obligations to the Subordinate Lender as an employee of Company, are referred to as "Liabilities". All Liabilities to the Senior Lender are referred to as "Senior Liabilities" and the Note dated January 15, 2004 in the amount of $136,580.32 (a copy of which is attached as Exhibit A to this Agreement) to the Subordinate Lender is referred to as the "Junior Liability". It is expressly understood and agreed that the term "Senior Liabilities", as used in this Agreement, shall include, without limitation, any and all interest accruing on any of the Senior Liabilities after the commencement of any proceedings referred to in paragraph 4 of this Agreement, notwithstanding any provision or rule of law which might restrict the rights of the Senior Lender, as against Company or anyone else, to collect such interest.

     2. Except as expressly otherwise provided in this Agreement or as the Senior Lender may otherwise expressly consent in writing, the payment of the Junior Liability shall be postponed and subordinated to the payment in full of all Senior Liabilities, and no payments or other distributions whatsoever in respect of the Junior Liability shall be made, nor shall any property or assets of the Company be applied to the purchase or other acquisition or retirement of the Junior Liability; provided, however, that, until such time as the Senior Lender shall have notified the Subordinate Lender that the Company shall have defaulted in the payment when due, whether by acceleration or otherwise, of any amount payable in respect of the Senior Liabilities (and after the default in payment is cured), there are excepted from the terms of the foregoing provisions of this paragraph 2 those payments to the Subordinate Lender by the Company in respect of the Junior Liability.

     3. The Subordinate Lender hereby subordinates all security interests created pursuant to the Security Agreement by and between the Subordinate Lender and the Company dated as of January 15, 2004 (the "Security Agreement"), to the security interests of the Senior Lender (to the extent perfected and enforceable) in all of the property of the Company, now owned or hereafter acquired. Except as provided in the previous sentence, priority of such security interests shall be in accordance with the provisions of the Uniform Commercial Code.

     4. In the event of any dissolution, winding up, liquidation, readjustment, reorganization or other similar proceedings relating to the Company or to its creditors, as such, or to its property (whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of the Company, or any sale of all or substantially all of the assets of the Company, or otherwise), the Senior Liabilities shall first be paid in full before the Subordinate Lender shall be entitled to receive and to retain any payment or distribution in respect of the Junior Liability.

     5. The Subordinate Lender will mark his books and records so as to clearly indicate that the Junior Liability is subordinated in accordance with the terms of this Agreement. The Subordinate Lender will execute such further documents or instruments and take such further action as the Company or the Senior Lender may reasonably request from time to time request to carry out the intent of this Agreement.

     6. The Subordinate Lender hereby waives all diligence in collection or protection of or realization upon the Senior Liabilities or any security for the Senior Liabilities.

     7. The Subordinate Lender will not without the prior written consent of the Senior Lender: (a) attempt to enforce or collect the Junior Liability or any rights in respect of the Junior Liability; (b) take any collateral security for the Junior Liability other than pursuant to the Security Agreement; or (c) commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to the Company.

     8. This Agreement shall in all respects be a continuing agreement and shall remain in full force and effect (notwithstanding, without limitation, the death or incompetence of the Subordinate Lender or that at any time or from time to time all Senior Liabilities may have been paid in full), subject to discontinuance only upon receipt by the Senior Lender of written notice from the Subordinate Lender, or any person duly authorized and acting on behalf of the Subordinate Lender, of the discontinuance of this Subordinate Agreement; provided, however, that no such notice of discontinuance shall affect or impair any of the agreements and obligations of the Subordinate Lender under this Agreement with respect to any and all Senior Liabilities existing prior to the time of receipt of such notice by the Senior Lender, any and all Senior Liabilities created or acquired thereafter pursuant to any previous commitments made by the Senior Lender, any and all extensions or renewals of any of the foregoing, any and all interest accruing on any of the foregoing, and any and all expenses paid or incurred by the Senior Lender in endeavoring to collect or realize upon any of the foregoing or any security for the Senior Liabilities; and all of the agreements and obligations of the Subordinate Lender under this Agreement shall, notwithstanding any such notice of discontinuance, remain fully in effect until all such Senior Liabilities (including any extensions or renewals of any thereof and all such interest and expenses) shall have been indefeasibly paid in full.

     9. The Senior Lender may, from time to time, whether before or after any discontinuance of this Agreement, at its sole discretion and without notice to the Subordinate Lender, take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Senior Liabilities; (b) retain or obtain the primary or secondary obligation of any other obligor or obligors with respect to any of the Senior Liabilities; (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Senior Liabilities, or release or compromise any obligation of any nature of any obligor with respect to any of the Senior Liabilities; and (d) release their security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Senior Liabilities, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property.

     10. The Senior Lender may, from time to time, whether before or after any discontinuance of this Agreement, without notice to the Subordinate Lender, assign or transfer any or all of the Senior Liabilities or any interest in the Senior Liabilities; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer of the Senior Liabilities, such Senior Liabilities shall be and remain Senior Liabilities for the purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Liabilities or of any interest in the Senior Liabilities shall, to the extent of the interest of such assignee or transferee in the Senior Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were the Senior Lender, as applicable; provided, however, that, unless the Senior Lender shall otherwise consent in writing, the Senior Lender shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Agreement, for the benefit of the Senior Lender, as to those of the Senior Liabilities which the Senior Lender has not assigned or transferred.

     11. The Senior Lender shall not be prejudiced in its rights under this Agreement by any act or failure to act of the Company or the Subordinate Lender, or any noncompliance of the Company or the Subordinate Lender with any agreement or obligation, regardless of any knowledge thereof which the Senior Lender may have or with which the Senior Lender may be charged; and no action of the Senior Lender permitted under this Agreement shall in any way affect or impair the rights of the Senior Lender and the obligations of the Subordinate Lender under this Agreement.

     12. No delay on the part of the Senior Lender in the exercise of any right or remedy shall operate as a waiver of such right or remedy, and no single or partial exercise by the Senior Lender of any right or remedy shall preclude other or further exercise of such right or remedy or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon the Senior Lender except as expressly set forth in a writing duly signed and delivered on behalf of the Senior Lender. For the purposes of this Agreement, Senior Liabilities shall include all obligations of the Company to the Senior Lender, notwithstanding any right or power of the Company or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the agreements and obligations of the Subordinate Lender under this Agreement.

     13. This Agreement shall be binding upon the Subordinate Lender and upon the heirs, legal representatives, successors and assigns of the Subordinate Lender and the successors and assigns of the Company.

     14. This Agreement shall be construed in accordance with and governed by the laws of Alabama without regard to conflict of laws provisions. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                            [signature page follows]

     IN WITNESS WHEREOF, this Subordination Agreement has been made and delivered at Huntsville, Alabama this 30TH day of June, 2004.




                                                     /s/ Roy E. Crippen, III
                                                     ---------------------------
                                                     Roy E. Crippen, III


     The Company hereby acknowledges receipt of a copy of the foregoing Subordination Agreement, waives notice of acceptance of the Subordination Agreement by the Senior Lenders, and agrees to be bound by the terms and provisions of the Subordination Agreement, to make no payments or distributions contrary to the terms and provisions of the Subordination Agreement, and to do every other act and thing necessary or appropriate to carry out such terms and provisions.

         Dated: June 30TH , 2004

         DIGITAL FUSION, INC.


         By:   /s/ Gary S. Ryan
         -----------------------
         Name:  Gary S. Ryan
         -----------------------
         Title:  President
         -----------------------